CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 14, 2007

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



Delaware                            0-15658                           47-0210602
(State or other                (Commission File                    (IRS employer
jurisdiction of incorporation)      Number)                  Identification No.)

  1025 Eldorado Blvd., Broomfield, Colorado                                80021
   (Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On March 14, 2007, Level 3 Communications, Inc. ("Level 3") issued the following summary of certain financial information at Level 3's 2007 Analyst and Investor Conference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K.

---------------------------------- -------------------- ----------------------- ------------------------------
           $ Millions                     2006                  2007E                    2008E-2010E
---------------------------------- -------------------- ----------------------- ------------------------------
---------------------------------- -------------------- ----------------------- ------------------------------
Core Services Revenue                    $1,973               $3,700(1)                15% to 17% CAGR
---------------------------------- -------------------- ----------------------- ------------------------------
---------------------------------- -------------------- ----------------------- ------------------------------
Other Revenue                             $445                 $265(1)               (25%) to (30%) CAGR
---------------------------------- -------------------- ----------------------- ------------------------------
---------------------------------- -------------------- ----------------------- ------------------------------
SBC Contract Revenue                      $893                 $200(1)            Contract Expires in 2009
---------------------------------- -------------------- ----------------------- ------------------------------
---------------------------------- -------------------- ----------------------- ------------------------------
Communications Revenue                   $3,311             $4,025-$4,305                    NA
---------------------------------- -------------------- ----------------------- ------------------------------
---------------------------------- -------------------- ----------------------- ------------------------------
Communications Gross Margin (%)            56%                Apprx. 60%                  60% - 65%
---------------------------------- -------------------- ----------------------- ------------------------------
---------------------------------- -------------------- ----------------------- ------------------------------
Communications SG&A (% of                  35%                Apprx. 40%                   30%-35%
revenue)
---------------------------------- -------------------- ----------------------- ------------------------------
---------------------------------- -------------------- ----------------------- ------------------------------
Capital Expenditures                      $392                $600-$650             12% to 14% of revenue
---------------------------------- -------------------- ----------------------- ------------------------------
---------------------------------- -------------------- ----------------------- ------------------------------
Consolidated Adjusted EBITDA              $682                 $890(1)           2008 expected to be $1.15B
                                                                                          to $1.3B
---------------------------------- -------------------- ----------------------- ------------------------------

(1) Represents midpoint of guidance provided on February 8, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         Level 3 Communications, Inc.

                                         By:     /s/ Neil J. Eckstein
                                         Neil J. Eckstein, Senior Vice President

Date:  March 14, 2007